UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2008

IR BIOSCIENCES HOLDINGS, INC.
(Exact name of registrant specified in charter)

Delaware	033-05384	13-3301899
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8767 E. Via de Ventura, Suite 190, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip Code)

(480) 922-3926
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Items in Form 8-K

ITEM 7.01                      REGULATION FD DISCLOSURE

IR BioSciences Holdings, Inc., a Delaware corporation (the “Company”), has prepared presentation materials dated June 24, 2008 in an electronic format which provides information related to the Company’s profile and the development of its business, an explanation of its scientific work, the history of its scientific research and studies, and its anticipated future plans regarding its scientific research and studies (the “Electronic Presentation Materials”).  The Company anticipates using the Electronic Presentation Materials in a presentation to be given to attendees of its annual shareholder’s meeting on June 25, 2008.  The presentation will be available on the Company's website at http://www.immuneregen.com/, although the Company reserves the right to discontinue that availability at any time, and is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Along with the Electronic Presentation Materials, the Company has prepared four additional one-page handouts entitled (i) Stem Cells, (ii) Infectious Disease, (iii) Vaccine Adjuvant and (iv) Wound Healing.  The handouts, dated June 24, 2008, provide information and an explanation of the indications on which the Company is currently focused.  Copies of the handouts are attached hereto as Exhibits 99.2, 99.3, 99.4 and 99.5 and are incorporated herein by reference.

The information in this Report on Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This Report will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Company's expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

99.1	Electronic Presentation Materials dated June 24, 2008
99.2	One-page handout – Stem Cells
99.3	One-page handout – Infectious Disease
99.4	One-page handout – Vaccine Adjuvant
99.5	One-page handout – Wound Healing

Table of Contents

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IR BIOSCIENCES HOLDINGS, INC.

Dated: June 24, 2008	By:	/s/ Michael K Wilhelm
Michael K Wilhelm
President and CEO

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Electronic Presentation Materials dated June 24, 2008
99.2*	One-page handout – Stem Cells
99.3*	One-page handout – Infectious Disease
99.4*	One-page handout – Vaccine Adjuvant
99.5*	One-page handout – Wound Healing

*Filed herewith